Exhibit 99.1

Founder & CEO of Serial Impact-Investor, Falkon Ventures,

Joins SolarWindow to Lead Strategy

Scottsdale, Arizona; Seoul, South Korea – October 18, 2021 - SolarWindow Technologies, Inc. (Symbol: WNDW), announced today the appointment of Mr. Kyle Ballarta, Senior Strategist of Corporate Innovation. Mr. Ballarta is Founder and CEO of Falkon Ventures, where his portfolio Co-Investors include Tim Cook (Apple), Eric Schmidt (Alphabet), Google Ventures, Y-Combinator, Founders Fund, Khosla Ventures, Singularity, DFJ, and others. Falkon investments made by Mr. Ballarta include SpaceX, Icon, Eight Sleep, Matternet, Happiest Baby, and sustainability player Nebia.

Mr. Kyle Ballarta Senior Strategist, Corporate Innovation SolarWindow Technologies, Inc.

Mr. Ballarta makes investments and leads the commercial development of technologies and products which promise positive global impact and improvements to everyday life. At SolarWindow, Mr. Ballarta will support the Executive Leadership Team in its introduction of the Company’s clean-energy technologies and products to key customers, strategic partners, and select funders.

“SolarWindow applies its LiquidElectricity™ coatings to turn ordinary glass into electricity-generating windows and products. I look forward to working with this game-changing technology and with the exceptional management team at SolarWindow to make intelligent, effective, and intentional business decisions which attract strategic partners, capital, and customers to drive our success,” stated Mr. Ballarta, an accomplished venture investor in disruptive innovations and first-in-class brands.

“It’s an honor to welcome Mr. Ballarta to the SolarWindow Team. Kyle and I have worked together over the years, during which time he has repeatedly engineered high-yield venture creation to successfully launch new frontier technologies like SolarWindow and achieve innovation diffusion, the global adoption of breakthrough life-changing products,” said Mr. John Rhee, SolarWindow President.

“I deeply value the importance of innovation in renewable energy to achieve responsible stewardship of the planet. I seek out genuine opportunities to launch sustainable products and business and look for the loyal commitment of young companies like SolarWindow, who are devoted to this cause,” continued Mr. Ballarta.

Mr. Ballarta finances and builds companies that are focused on the commercial opportunity in solving the biggest global challenges. He specializes in placing economic levers and resources that align focus on disciplined scale, growth, profitability, defensibility, and value.

At Falkon Ventures, Mr. Ballarta continues to serve full-time in his role as CEO. At SolarWindow, he supports the Company’s Executive Leadership Team as Senior Strategist, Corporate Innovation, devoting up to 30% of his time.

Today’s announcement follows numerous product and technological breakthroughs at SolarWindow, key executive management appointments, and accelerated expansion of the Company’s intellectual property portfolio. Currently, SolarWindow technologies, products, methods, and materials are the subject of 224 awarded patent claims with an additional 576 patent claims in-progress and under review in the United States, select European and Asian jurisdictions, and elsewhere.

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About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity™ coatings and processes which generate electricity on glass and plastics. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

The subject of over 90 granted and in-process trademark and patent filings, SolarWindow targets applications beyond conventional solar panels. The Company’s LiquidElectricity™ can generate electricity for architectural applications including building windows, facades, and rooftops. LiquidElectricity™ has wide-ranging utility, including automotive, commercial greenhouse, marine, and aerospace applications, and presents superior aesthetics for generating energy to enable faster financial breakeven.

The SolarWindow Promise: Engineer, design, and deliver LiquidElectricity™ products which reward customers with affordable clean energy for a healthier, safer, and more sustainable planet. SolarWindow is ClearlyElectric®.

For additional information, please call Amit Singh at 1-800-213-0689 or visit: www.solarwindow.com.

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Social Media Disclaimer and Forward-Looking Statements

SolarWindow investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “our goals,” “our mission,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company’s products, technical problems with the company’s research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.